                                                                   EXHIBIT 99(d)

                                                     CIVIL
   PLAINTIFF             DEFENDANTS                 ACTION #  DATE FILED   SERVED         JUDGE               CLAIMS
-----------------------------------------------------------------------------------------------------------------------------------
1  Adrienne Green      CMS Energy Corp              02-72004   5/17/2002  5/22/2002   George Caram Steeh      Violation of Section
                                                                                                              10(b) of The Exchange
                                                                                                              Act and Rule 10b-5

                       Consumers Energy                                   5/22/2002   Magistrate              Violation of Section
                       William T. McCormick, Jr.                           unknown    Judge Carlson           20(a) of The Exchange
                       David W. Joos                                      5/22/2002                           Act
                       Alan M. Wright                                     5/22/2002


2  Gershon Chanowitz   CMS Energy Corp              02-72045   5/21/2002  5/22/2002   Paul D. Borman          Violation of Section
                       William T. McCormick, Jr.                          5/22/2002   Magistrate              10(b) of The Exchange
                       Alan M. Wright                                     5/22/2002   Judge Pepe              Act and Rule 10b-5


3  Bruce F. Hansby     CMS Energy Corp              02-72061   5/22/2002  5/23/2002   Anna Diggs Taylor       Violation of Section
                                                                                                              10(b) of The Exchange
                                                                                                              Act and Rule 10b-5
                       William T. McCormick, Jr.                          5/23/2002   Magistrate              Violation of Section
                       David W. Joos                                      5/23/2002   Judge Pepe              20(a) of The Exchange
                       Alan M. Wright                                     5/23/2002                           Act
                       Tamela W. Pallas                                    unknown


4  Craig Drimel        CMS Energy Corp              02-72101   5/23/2002  5/28/2002   Avern Cohn              Violation of Section
                                                                                                              10(b) of The Exchange
                                                                                                              Act and Rule 10b-5

                       Consumers Energy                                   5/28/2002   Magistrate              Violation of Section
                       William T. McCormick, Jr.                          5/28/2002   Wallace Capel           20(a) of The Exchange
                       David W. Joos                                      5/28/2002                           Act
                       Alan M. Wright                                     5/28/2002


5  Peter L. Knepell    CMS Energy Corp              02-72108   5/23/2002  5/28/2002   John Corbett O'Meara    Violation of Section
                                                                                                              10(b) of The Exchange
                                                                                                              Act and Rule 10b-5

                       Consumers Energy                                   5/28/2002   Magistrate Judge        Violation of Section
                       William T. McCormick, Jr.                          5/28/2002   Virginia Morgan         20(a) of The Exchange
                       David W. Joos                                      5/28/2002                           Act
                       Alan M. Wright                                     5/28/2002

**Served but not named in Complaint.

                               SEC INVESTIGATION
                              CLASS ACTION MATRIX

                                                     CIVIL
   PLAINTIFF             DEFENDANTS                 ACTION #  DATE FILED   SERVED         JUDGE               CLAIMS
-----------------------------------------------------------------------------------------------------------------------------------
6  Jeffrey P. Jannett  CMS Energy Corp              02-40140   5/24/2002              Paul V. Gadola          Violation of Section
                       William T. McCormick, Jr.                                                              12(a)(2) of The
                       David W. Joos                                                                          Securities Act
                       Alan M. Wright                                                                         Violation of Section
                                                                                                              10(b) of The Exchange
                                                                                                              Act and Rule 10b-5
                                                                                                              Violation of Section
                                                                                                              20(a) of The Exchange
                                                                                                              Act


7  Melvin Billik       CMS Energy Corp              02-10155   5/31/2002   6/4/2002   David M. Lawson         Violation of Section
                       Consumers Energy**                                  6/4/2002   Magistrate              10(b) and Rule 10b-5
                       William T. McCormick, Jr.                           6/4/2002   Judge Binder            Violation of Section
                       David W. Joos                                       6/4/2002                           20(a) of The Exchange
                       Alan M. Wright                                      6/4/2002                           Act



8  Frank Emmerich      CMS Energy Corp              02-72251    6/3/2002              Nancy G. Edmunds        Violation of Section
                       William T. McCormick, Jr.                                      Virginia Morgan         10(b) of The Exchange
                       David W. Joos                                                                          Act and SEC Rule 10b-5
                       Alan M. Wright                                                                         Violation of Section
                                                                                                              20(a) of The Exchange
                                                                                                              Act




9  George T. Carofino  CMS Energy Corp              02-72326    6/6/2002   6/7/2002   George E. Woods         Violation of Section
                       Consumers Energy**                                  6/7/2002   Magistrate Judge Pepe   10(b) of The Exchange
                       William T. McCormick, Jr.                           6/7/2002                           Act and Rule 10b-5
                       David W. Joos                                       6/7/2002                           Violation of Section
                       Alan M. Wright                                      6/7/2002                           20(a) of The Exchange
                                                                                                              Act

10 Psychiatric         CMS Energy Corp.             02-72338    6/7/2002              Bernard A. Friedman     Violation of Section
   Association         William T. McCormick, Jr.                                      Magistrate Judge        10(b) of The Exchange
   of Ridgewood P.A.   David W. Joos                                                  Komives                 Act and Rule 10b-5
                       Alan M. Wright                                                                         Violation of Section
                                                                                                              20(a) of The Exchange
                                                                                                              Act

**Served but not named in Complaint.

                               SEC INVESTIGATION
                              CLASS ACTION MATRIX

                                                     CIVIL
   PLAINTIFF             DEFENDANTS                 ACTION #  DATE FILED   SERVED         JUDGE               CLAIMS
-----------------------------------------------------------------------------------------------------------------------------------
11 Milton M. George    CMS Energy Corporation       02-40165   6/14/2002  6/20/2002   Paul V. Gadola          Violation of Section
                       Consumers Energy**                                 6/20/2002                           10(b) of The Exchange
                       William T. McCormick                               6/20/2002                           Act and Rule 10b-5
                       David W. Joos                                      6/20/2002                           Violation of Section
                       Alan M. Wright                                     6/20/2002                           20(a) of The Exchange
                                                                                                              Act


12 Raymond J. Potter   CMS Energy Corporation       02-60136   6/19/2002  6/20/2002   Marianne O. Battani     Violation of Section
                       Consumers Energy                                   6/20/2002   Magistrate              10(b) of The Exchange
                       William T. McCormick, Jr.                          6/20/2002   Virginia M. Morgan      Act and Rule 10b-5
                       David W. Joos                                      6/20/2002                           Violation of Section
                       Alan M. Wright                                     6/20/2002                           20(a) of The Exchange
                                                                                                              Act


13 Charles Harris      CMS Energy Corporation       02-72584   6/20/2002  6/24/2002   John Corbett O'Meara    Violation of Section
   IRA Account         Consumers Energy                                   6/24/2002   Magistrate              10(b) of The Exchange
                       William T. McCormick, Jr.                          6/24/2002   Wallace Capel           Act and Rule 10b-5
                       David W. Joos                                      6/24/2002                           Violation of Section
                       Alan M. Wright                                     6/24/2002                           20(a) of The Exchange
                                                                                                              Act

14 H. Mark Solomon     CMS Energy Corporation       02-72610   6/24/2002              Arthur J. Tarnow
                       Consumers Energy                                               Magistrate              Violation of Section
                       William T. McCormick, Jr.                                      Judge Capel             10(b) of The Exchange
                       Dick W. Joos                                                                           Act and Rule 10b-5
                       Alan M. Wright                                                                         Violation of Section
                                                                                                              20(a) of The Exchange
                                                                                                              Act

15 John Inelli         William T. McCormick         02-72818   7/10/2002              George Caram Steeh      Violations of Sections
                       Alan M. Wright                                                 Magistrate              10(b) and 20(a) of The
                       CMS Energy Corporation                                         Judge Capel             Exchange Act and
                                                                                                              Rule 10b-5

**Served but not named in Complaint.

                               SEC INVESTIGATION
                              CLASS ACTION MATRIX

                                                     CIVIL
   PLAINTIFF             DEFENDANTS                 ACTION #  DATE FILED   SERVED         JUDGE               CLAIMS
-----------------------------------------------------------------------------------------------------------------------------------
16 Charles Brown       CMS Energy Corporation       02-72830   7/11/2002              George E. Woods         Violation of Section
                                                                                                              10(b) of The Exchange
                                                                                                              Act and Rule 10b-5
                       Consumers Energy                                               Magistrate              Violation of Section
                       William T. McCormick, Jr.                                      Judge Carlson           20(a) of The Exchange
                       David W. Joos                                                                          Act
                       Alan M. Wright

17 Richard Garry       CMS Energy Corporation       02-72863   7/12/2002              Bernard A. Friedman     Violations of Section
   Richardson                                                                                                 10(b) and Rule 10b-5
                       William T. McCormick                                           Magistrate              Violations of Section
                       David W. Joos                                                  Judge Scheer            20(a) of The Exchange
                       Alan M. Wright                                                                         Act

18 Adam Z. Rice        CMS Energy Corporation       02-72920   7/17/2002  7/24/2002   Julian Abele            Violations of Section
                       William T. McCormick, Jr.                          7/24/2002   Cook, Jr.               10(b) of The Exchange
                       David W. Joos                                      7/24/2002                           Act and SEC Rule 10b-5
                       Alan M. Wright                                     7/24/2002                           Violation of Section
                                                                                                              20(a) of The Exchange
                                                                                                              Act

**Served but not named in Complaint.